SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 16, 2004

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant’s Telephone Number, including Area Code)

Item 5.  Other Events.

On July 16, 2004 Main Street Banks, Inc. (the “Registrant”) issued a press release announcing that Edward C. Milligan, chairman and chief executive officer, and Samuel B. Hay, president and chief operating officer, will make a presentation at the Keefe, Bruyette & Woods Fifth Annual Community Bank Investor Conference in New York on Wednesday, July 28 at 3:10 p.m. EDT..  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7.  Financial Statement and Exhibits.

(c)           Exhibits

99                                    Press Release of Registrant, dated July 16, 2004, announcing that Edward C. Milligan, chairman and chief executive officer, and Samuel B. Hay, president and chief operating officer, will make a presentation at the Keefe, Bruyette & Woods Fifth Annual Community Bank Investor Conference in New York on Wednesday, July 28 at 3:10 p.m. EDT..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2004	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

99

Press Release of Registrant, dated July 16, 2004, announcing that Edward C. Milligan, chairman and chief executive officer, and Samuel B. Hay, president and chief operating officer, will make a presentation at the Keefe, Bruyette & Woods Fifth Annual Community Bank Investor Conference in New York on Wednesday, July 28 at 3:10 p.m. EDT..